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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N
                                DATED MAY 1, 2002

The independent rating agency, Fitch, has downgraded the rating of The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") to AA+ Fitch (Very strong capacity to meet policyholder and contract obligations; 2nd category of 22).

The rating is assigned to Manulife USA as a measure of the Company's ability to honor the death benefit and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

                      SUPPLEMENT DATED SEPTEMBER 26, 2002

COLI.Supp 9/2002